EXHIBIT 24.1






                               CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 2 to the Form SB-1 Registration Statement for SD Products Corp. under the caption "Legal Matters."




                                                     DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
August 28, 2000